Exhibit 10.3

SECOND OMNIBUS AMENDMENT AND REAFFIRMATION OF

LOAN DOCUMENTS

THIS SECOND OMNIBUS AMENDMENT AND REAFFIRMATION OF LOAN DOCUMENTS (this “Amendment”) is dated as of the 20th day of May, 2011 (the “Effective Date”) by and among TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company (“Lead Borrower”), TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company (“Moreno Borrower”), TNP SRT SAN JACINTO, LLC, a Delaware limited liability company (“San Jacinto Borrower”), TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company (“Craig Borrower”, and collectively with Lead Borrower, Moreno Borrower and San Jacinto Borrower, the “Original Borrower”), TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation (the “REIT”), TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership (the “OP”, and collectively with the REIT, the “Tranche A Guarantors”), THOMPSON NATIONAL PROPERTIES, LLC, a Delaware limited liability (“TNP”), ANTHONY W. THOMPSON, an individual having (“Thompson”), AWT FAMILY, LIMITED PARTNERSHIP, a California limited partnership (“AWT”, and together with the REIT, TNP and Thompson, the “Tranche B Guarantors”, and together with the Tranche A Guarantors, the “Guarantors” and individually, a “Guarantor”), TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company (“Northgate Borrower”, and together with the Original Borrower, the “Borrower”, and together with the Guarantors, the “Credit Parties” and individually, a “Credit Party”), and KEYBANK NATIONAL ASSOCIATION, a national banking association having a principal place of business at 225 Franklin Street, 18th Floor, Boston, Massachusetts 02110, as agent (in such capacity, “Agent”) for itself and any other lenders who become lenders under the Credit Agreement (as hereinafter defined) collectively referred to as “Lenders” and each individually referred to as a “Lender”). Each Credit Party has an address at 1900 Main Street, Suite 700, Irvine, California 92614.

Witnesseth That:

WHEREAS, the Borrower, the Agent and the Lenders are parties to that certain Revolving Credit Agreement dated as of December 17, 2010, as amended by that certain Joinder Agreement and that certain First Omnibus Amendment and Reaffirmation of Loan Documents dated as of March 30, 2011, as further amended by that certain Letter Agreement dated as of March 31, 2011, and as further amended by that certain Joinder Agreement of even date herewith (as amended, restated and/or modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed to provide to the Borrower a revolving credit facility in the maximum principal amount of $35,000,000, and which obligations of the Borrower to the Agent and Lenders under the Credit Agreement are evidenced by, among other things, that certain Revolving Credit Note dated as of December 17, 2010 by the Borrower in favor of the Lenders in the original principal amount of $35,000,000 (as amended, restated and/or modified from time to time, the “Note”), and are secured by, among other things, (a) that certain Pledge and Security Agreement dated as of December 17, 2010 by Lead Borrower in favor of the Agent for the benefit of the Lenders (as amended, restated and/or modified from time to time, the “Borrower Pledge Agreement”), (b) that certain Pledge and Security Agreement dated as of

Northgate Plaza Shopping Center

Tucson, Pima County, Arizona

December 17, 2010 by the REIT in favor of the Agent for the benefit of the Lenders (as amended, restated and/or modified from time to time, the “REIT Pledge Agreement”), (c) that certain Pledge and Security Agreement dated as of December 17, 2010 by the OP in favor of the Agent for the benefit of the Lenders, as amended by that certain Partial Release and First Amendment to Pledge and Security Agreement of even date herewith (as further amended, restated and/or modified from time to time, the “OP Pledge Agreement”), and (d) that certain Guaranty Agreement dated as of December 17, 2010 by the Guarantors in favor of the Agent for the benefit of the Lenders (as amended, restated and/or modified from time to time, the “Guaranty”);

WHEREAS, pursuant to that certain Joinder Agreement of even date herewith, the Northgate Borrower has been joined to the Credit Agreement and the other Loan Documents as a Borrower;

WHEREAS, in accordance with the terms and provisions of the Credit Agreement and the related Loan Documents, the Borrower, from time to time, may acquire Mortgaged Properties, Approved Properties and/or direct or indirect Equity Interests in various Entities;

WHEREAS, in connection with the acquisition of each Mortgaged Property, Approved Property and/or Equity Interests in an Entity, the Borrower has agreed to amend and supplement certain of the provisions, exhibits and schedules attached to the Credit Agreement and related Loan Documents;

WHEREAS, the Lead Borrower holds 100% of the Equity Interests in and to the Northgate Borrower;

WHEREAS, the Northgate Borrower owns the real property and improvements situated in the City of Tucson, County of Pima, State of Arizona and commonly known as “Northgate Plaza Shopping Center” (the “Northgate Property”);

WHEREAS, in connection with the refinancing of the Northgate Property, the Borrower has requested the Northgate Loan (as hereinafter defined) and certain amendments to the provisions of the Loan Documents, and the Agent and Lender have agreed to provide the Northgate Loan and to make such amendments to the Loan Documents, all upon the terms and provisions more particularly set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby amend the Loan Documents and agree as follows:

1. Recitals and Definitions. The foregoing recitals are hereby incorporated by reference as if set forth at length herein. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.

2. Northgate Loan. As of the date hereof, the Original Borrower has requested an advance in the original principal amount of Six Million One Hundred Seventy-Five Thousand and No/100 Dollars ($6,175,000.00) (the “Northgate Loan”), which Northgate Loan will be used

Northgate Plaza Shopping Center

Tucson, Pima County, Arizona

by the Original Borrower (and/or the Northgate Borrower) to fund a portion of the refinancing of the Northgate Property. In connection with the Northgate Loan, the Northgate Borrower has agreed to (x) assume, on a joint and several basis, the obligations of the Original Borrower under the Loan Documents, all upon the terms and conditions set forth in this Amendment and (y) to provide certain additional documentation to secure the obligations of the Original Borrower, the Northgate Borrower and the Obligors under the Loan Documents.

For the avoidance of doubt, and for all other purposes of the Loan Documents, (a) the Northgate Loan shall constitute an “Obligation” and a “Loan” under the terms and provisions of the Credit Agreement and the Loan Documents, and shall be secured by, and be entitled to the benefits of, the Security Documents (as such term is supplemented in this Amendment), the Loan Documents and any other document and agreement executed in connection with any of the foregoing, and (b) the Northgate Property shall be deemed a “Mortgaged Property”, an “Approved Property” and a “Funded Approved Property” for purposes of the Credit Agreement and the Loan Documents.

3. Conditions Precedent to Northgate Loan. The Borrower agrees to deliver to the Agent the following, and acknowledges and agrees that the funding of the Northgate Loan is subject to satisfaction of the following conditions precedent, as determined by Agent in its reasonable discretion:

(a) The Mortgaged Property Requirements and the Approved Property Requirements shall have been satisfied.

(b) The Agent and Majority Lenders shall have approved the Northgate Property as a Mortgaged Property and the Agent shall have approved the Northgate Property as an Approved Property, each in their sole discretion.

(c) Notwithstanding anything set forth in the Credit Agreement to the contrary, in addition to the estoppel certificates and SNDA Agreements required pursuant to Section 5.12(a)(iii)(J) of the Credit Agreement, the Agent shall have received (i) estoppel certificates from tenants representing approximately 65% of in-place rental revenue (rather than 65% of occupied square footage) of the Northgate Property and (ii) SNDA Agreements from additional tenants for which the title insurance company would otherwise list their leases as being prior to the Deed of Trust on the Northgate Property.

(d) Agent shall have received evidence that Borrower has invested cash equity in the aggregate of at least Three Million Three Hundred Twenty Five Thousand and No/100 Dollars ($3,325,000) in the Northgate Property.

(e) Borrower shall have paid (i) Agent’s legal fees and all other of Agent’s reasonable costs, fees and expenses incurred in connection with the making of the Northgate Loan and (ii) all other costs and expenses incurred in connection with the closing of the refinancing of the Northgate Property.

(f) Agent shall have received all of the other documents listed in the closing checklist supplied by Agent to Borrower with respect to the Northgate Loan except for certain items which are listed on Exhibit A of the Open Items Letter being executed as of even date and which must be supplied to and approved by Agent by the dates stated on the Open Items Letter.

Northgate Plaza Shopping Center

Tucson, Pima County, Arizona

(g) No Default or Event of Default shall have occurred and be continuing under the terms and provisions of this Amendment, the Credit Agreement, the Note, or of any of the Loan Documents.

(h) Agent shall have received such other documents and certificates as Agent may reasonably request from Borrower, any Guarantor, and any other Person, in form and content satisfactory to Agent.

4. Additional Amendments to the Credit Agreement.

(a) Section 3.16 of the Credit Agreement is hereby amended by replacing clause (ii) therein with the following:

“(ii) no such Lease or guaranty contains any option or right of first refusal to purchase all or any portion of the Mortgaged Property, or any present or future interest therein, except as such rights of first refusal or options to purchase are specifically disclosed in writing to Agent (by specific reference to the Lease and the Lease section relating thereto) prior to the date when the Agent approves the Mortgaged Property;”

(b) As of the Effective Date, all references to “Northgate Holdings” and/or “TNP SRT Northgate Plaza Tucson Holdings, LLC” are hereby deleted from the Credit Documents.

(c) As of the Effective Date, each of the Credit Parties and the Agent agree that Schedules 3.05, 3.15, 5.12(a), 5.12(b), and 6.01 to the Credit Agreement are hereby amended and restated in their entirety by the corresponding Schedules attached to this Amendment, which information is true, correct and complete as of the Effective Date.

5. Additional Amendments to the Pledge Agreements.

(a) Contemporaneous with the execution and delivery of this Amendment, the Lead Borrower is executing and delivering to the Agent a certain Pledge Agreement Addendum (as defined in the Borrower Pledge Agreement) to the Borrower Pledge Agreement. As of the Effective Date, each of the Credit Parties and the Agent agree that Exhibit A to the Borrower Pledge Agreement is hereby amended and supplemented to add thereto the Equity Interests described and set forth in said Pledge Agreement Addendum.

(b) Contemporaneous with the execution and delivery of this Amendment, the OP and Agent are executing a certain Release and First Amendment to Pledge and Security Agreement with respect to the OP Pledge Agreement (the “OP Pledge Amendment”). As of the Effective Date, each of the Credit Parties and the Agent agree that TNP SRT Northgate Plaza Tucson Holdings, LLC is hereby released from all Obligations as set forth in the OP Pledge Amendment.

Northgate Plaza Shopping Center

Tucson, Pima County, Arizona

6. Representations and Warranties. Each Credit Party represents and warrants to the Agent and Lenders as follows:

(a) The representations and warranties of the Credit Parties as set forth in the Credit Agreement and each Loan Document are hereby confirmed, affirmed and ratified by each of the Credit Parties (including, without limitation, the Northgate Borrower), and each Credit Party confirms and affirms that each such representation and warranty is true and correct in all material respects as of the Effective Date, including with respect to the Northgate Borrower and the Northgate Property.

(b) The Mortgaged Property Requirements and Approved Property Requirements are satisfied with respect to the Northgate Property, the Northgate Borrower and the Northgate Loan, as applicable.

(c) The transactions contemplated by this Amendment are within the corporate, partnership or limited liability company powers (as applicable) of the respective Credit Parties and have been duly authorized by all necessary corporate, partnership or limited liability company action. This Amendment and the documents executed in connection herewith have been duly executed and delivered by each Credit Party which is a party thereto and constitute the legal, valid and binding obligation of each such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) The transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or which shall be completed at the appropriate time for such filings under applicable securities laws, (b) will not violate, to the Credit Parties’ knowledge, any applicable law, regulation or order of any Governmental Authority to the extent that such violation could reasonably be expected to have a Material Adverse Effect, (c) will not violate the charter, by-laws or other organizational documents of any Credit Party or any of the Borrower’s Subsidiaries, (d) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Credit Party or any of the Borrower’s Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Credit Party or any of the Borrower’s Subsidiaries to the extent that such violation, default or right to require payment could reasonably be expected to have a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any Collateral, except pursuant to the Deeds of Trust and the Pledge Agreements.

(e) No Event of Default has occurred and is continuing or would result by the execution of this Amendment which constitutes an Event of Default under the Credit Agreement or any Loan Document or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

7. References in Loan Documents. All references in any of the Loan Documents to the “Credit Agreement”, the “Note”, the “Guaranty”, the “Borrower Pledge Agreement”, the “REIT Pledge Agreement”, the “OP Pledge Agreement”, or to the “Loan Documents”, shall,

Northgate Plaza Shopping Center

Tucson, Pima County, Arizona

from and after the Effective Date be deemed to mean and refer to the Credit Agreement, the Note, the Guaranty, the Borrower Pledge Agreement, the REIT Pledge Agreement, the OP Pledge Agreement, and each other Loan Document (as applicable) as amended and affected by this Amendment. This Amendment shall be deemed to be a “Loan Document” for the purposes of the Credit Agreement and the other Loan Documents.

8. Ratification by the Credit Parties.

(a) Each Credit Party hereby ratifies, affirms and confirms the Loan Documents (as modified by this Amendment), and acknowledges and agrees that the Loan Documents (as modified by this Amendment) remain in full force and effect and are enforceable against such Credit Party and against the Collateral described therein in accordance with their respective terms. Each Credit Party hereby further acknowledges and agrees that, as of the Effective Date, the Loan Documents, as amended by this Amendment, are not subject to any defenses, rights of setoff, claims or counterclaims that might limit the enforceability thereof, the obligations created and evidenced thereby or the terms and provisions thereof.

(b) In furtherance of the provisions of subsection (a) above, and not in limitation or derogation thereof, by its execution of this Amendment, each Guarantor hereby (i) acknowledges and consents to the terms and provisions of this Amendment; (ii) ratifies, affirms and confirms the Guaranty; (iii) agrees that the Guaranty is and shall remain in full force and effect and that the terms and provisions of the Guaranty covers and pertains to the Guaranteed Obligations (as defined in the Guaranty), Notes, Credit Agreement and other Loan Documents; (iv) acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty or other obligations created and evidenced by the Guaranty; and (v) certifies that the representations and warranties contained in the Guaranty, the Credit Agreement, and the other Loan Documents with respect to each Guarantor remains the true and correct representations and warranties of such Guarantor as of the Effective Date.

9. Security and Liens. All Obligations of the Credit Parties under the Loan Documents, each as amended by this Amendment, shall be secured by and be entitled to the benefits of, and the Collateral shall remain in all respects subject to the liens, charges and encumbrances of, the Loan Documents, and nothing herein contained, and nothing done pursuant hereto or in connection herewith shall affect or be construed to affect the liens, charges or encumbrances or conveyances effected thereby or the priority thereof or to release or affect the liability of any party or parties whomsoever may now, or hereafter be, liable on account of the Obligations.

10. No Waiver. This Amendment is only a modification of the Loan Documents and is not intended to, and shall not be construed to, effect a novation of any Loan Document, or to constitute a modification of, or a course of dealing at variance with, the Loan Documents (each as amended by this Amendment), such as to require further notice by Lenders or Agent to require strict compliance with the terms the other Loan Documents in the future.

11. Release; Set-off. Each Credit Party hereby unconditionally releases and forever discharges Agent, each Lender and their respective officers, directors, shareholders, and employees from any and all claims, demands, causes of action, expenses, losses and other

Northgate Plaza Shopping Center

Tucson, Pima County, Arizona

damages of whatever kind, whether known or unknown, liquidated or unliquidated, at law or in equity, that exists as of the Effective Date in connection with the Credit Agreement, the Loan Documents and any other documents relating thereto.

12. Miscellaneous.

(a) All costs and expenses of Agent, including, without limitation, appraisal fees and reasonable attorney’s fees of counsel to Agent relating to the negotiation, preparation, execution and delivery of this Amendment and all instruments, agreements and documents contemplated hereby, shall be the responsibility of Borrower.

(b) This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts applicable to contracts made and performed within such state.

(c) This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one agreement binding on the parties hereto, notwithstanding that all parties are not signatories to the same counterpart.

(d) Delivery of an executed signature page of this Amendment by facsimile transmission or by means of electronic mail (in so-called “pdf”, “TIF” or any similar format) shall be effective as an in-hand delivery of an original executed counterpart hereof.

[The Next Page is the Signature Page]

Northgate Plaza Shopping Center

Tucson, Pima County, Arizona

IN WITNESS WHEREOF, the Credit Parties, the Agent and the Lenders have caused this Amendment to be duly executed by their respective duly authorized officers, as an instrument under seal, as of the date and year first above written.

BORROWERS:	TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

	By:	TNP Strategic Retail Operating Partnership, LP, its sole member

		By:	TNP Strategic Retail Trust, Inc., its general partner

				By:	/s/ James Wolford
					Print Name:	James Wolford
					Title:	Chief Financial Officer

TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company

	By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

		By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

			By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

				By:	/s/ James Wolford
					Print Name:	James Wolford
					Title:	Chief Financial Officer

(Signatures continued on next page.)

(Signature Page to Second Omnibus Amendment and Reaffirmation)

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ James Wolford
				Print Name:	James Wolford
				Title:	Chief Financial Officer

TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ James Wolford
				Print Name:	James Wolford
				Title:	Chief Financial Officer

(Signatures continued on next page.)

(Signature Page to Second Omnibus Amendment and Reaffirmation)

TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company

	By:	TNP SRT Secured Holdings, LLC, its Sole Member

		By:	TNP Strategic Retail Operating Partnership, its Sole Member

			By:	TNP Strategic Retail Trust, Inc., its General Partner

				By:	/s/ James Wolford
					Print Name:	James Wolford
					Title:	Chief Financial Officer

AGENT AND MAJORITY LENDER:	KEYBANK NATIONAL ASSOCIATION, as Agent and Lender

	By:	/s/ Christopher T. Neil
Christopher T. Neil, Senior Relationship Manager

(Signatures continued on next page.)

(Signature Page to Second Omnibus Amendment and Reaffirmation)

GUARANTORS and OBLIGORS:	TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, LP, a Delaware limited partnership

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ James Wolford
			Print Name:	James Wolford
			Title:	Chief Financial Officer

TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

		By:	/s/ James Wolford
			Print Name:	James Wolford
			Title:	Chief Financial Officer

THOMPSON NATIONAL PROPERTIES, LLC, a Delaware limited liability company

		By:	/s/ James Wolford
			Print Name:	James Wolford
			Title:	Chief Financial Officer

AWT FAMILY LIMITED PARTNERSHIP, a California limited partnership

	By:	West Coast Health Insurance Services, Inc., a California corporation, its General Partner

		By:	/s/ Anthony W. Thompson
			Print Name:	Anthony W. Thompson
			Title:	Chief Executive Officer

/s/ Anthony W. Thompson
Anthony W. Thompson

(Signature Page to Second Omnibus Amendment and Reaffirmation)

Schedule 3.05

Flood Zones; Earthquake or Seismic Areas

	Flood Zone	EQ Zone	Wind Zone

San Jacinto Esplanade	X Shaded	1	N/A

Moreno Marketplace	X Shaded	E	N/A

Craig Promenade	X	2b	I

Northgate Plaza Shopping Center	X	1	I

Schedule 3.15

Subsidiaries

The following are the Subsidiaries of TNP Strategic Retail Trust, Inc. as of the date of this Agreement:

TNP Strategic Retail Operating Partnership, LP

TNP SRT Secured Holdings, LLC

TNP SRT Moreno Marketplace, LLC

TNP SRT San Jacinto, LLC

TNP SRT Waianae Mall, LLC

TNP SRT Northgate Plaza Tucson, LLC

TNP SRT Craig Promenade, LLC

TNP SRT Pinehurst East, LLC

Schedule 5.12(a)

Mortgaged Property Pool

San Jacinto Esplanade, San Jacinto, California

Moreno Marketplace, Moreno, California

Craig Promenade, North Las Vegas, Nevada

Northgate Plaza Shopping Center, Tucson, Arizona

Schedule 5.12(b)

Approved Property Pool

San Jacinto Esplanade, San Jacinto, California

Moreno Marketplace, Moreno, California

Northgate Plaza Shopping Center, Tucson, Arizona

Craig Promenade, North Las Vegas, Nevada

Schedule 6.01

Existing Liens

None.